Gains (losses) on disposal and expenses of non-current assets held for sale not classified as discontinued operations	12 Months Ended
Dec. 31, 2017
Gains (losses) on disposal and expenses of non-current assets held for sale not classified as discontinued operations [Abstract]
Gains (losses) on disposal and expenses of non-current assets held for sale not classified as discontinued operations

44. Gains (losses) on disposal and expenses of non-current assets held for sale not classified as discontinued operations

As of December 31, 2017, it mainly includes R $ 272 million of provisions for devaluations on real estate, constituted from valuation reports prepared by specialized external consulting and at December 31, 2016, basically refers to the result on disposal of assets received in the processes of recovery of loans with customers and the provision for the recoverable amount of these assets.